UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2007
___________

Kandi Technologies Corp.
(Exact name of registrant as specified in Charter)

Delaware	333-123735	87-0700927
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Jinhua City Industrial Zone
Jinhua, Zhejiang Province
People’s Republic of China
 (Address of Principal Executive Offices)
 ___________

 (86 - 0579) 82239700
 (Issuer Telephone number)
___________

Stone Mountain Resources, Inc.
701 North Green Valley Parkway #200
Henderson, Nevada 89074
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Share Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Share Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Share Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Effective on or about August 10, 2007, the Board of Directors terminated the services of our principal independent auditor, Gately & Associates, LLC of Altamonte Springs, Florida (the “Former Accountant”).

In the Former Accountant’s principal accountant reports on the registrant’s financial statements for each of the past two years, no adverse opinion was issued and no opinion of the Former Accountant was modified as to audit scope or accounting principles. Our Former Accountant’s report on the registrant’s financial statements for the years-ended March 31, 2007 and 2006, as reported in the registrant’s Form 10-KSB filed with the Securities and Exchange Commission on June 25, 2007, contained a an additional paragraph concerning uncertainty as to the registrant’s ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of this uncertainty. Our Former Accountant’s report on the registrant’s financial statement for years ended March 31, 2006 and 2005, as reported in the registrant’s Form 10-KSB filed with the Securities and Exchange Commission on June 28, 2006, contained a disclaimer paragraph concerning uncertainty as to the registrant’s ability to continue as a going concern.

The change in auditor was recommended and approved by the registrant’s Board of Directors.

During the fiscal year ended March 31, 2007 and any interim period preceding such dismissal, the registrant is not aware of any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

The registrant is not aware of any reportable events (as defined in Item 304 (a) (1) (B) of Regulation S-B) that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

The registrant has engaged Weinberg & Company, P.A. of Boca Raton, Florida (the “New Accountant”), as its new independent regiatered public accounting firm effective on or about August 10, 2007. During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted with the New Accountant regarding either:

The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to the registrant that the registrant considered an important factor in reaching a decision as to the accounting or financial reporting issue; or

Any matter that was either the subject of a disagreement or event (as defined in Regulation S-B, Item 304(a)(1)(B)).

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

16.1	Letter consent from Gately & Associates, LLC regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Kandi Technologies Corp.

Date: August 14, 2007	By:	/s/ Hu Xiaoming
Hu Xiaoming
Chief Executive Officer, President and Director